Exhibit (h)(5)(xxi)

FIFTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

This fifth amendment to the Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement is made as of this 1st day of April, 2015 by and between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008 (the “Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Advisory Agreement, waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties have entered into an Amended and Restated Fee Waiver and Expense Reimbursement Agreement dated as of May 18, 2011 (the “Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties have entered into a Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of April 1, 2014 (the “Second Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties hereto wish to amend Appendix A of the Second Amended and Restated Agreement in order to reflect name changes for certain Funds included therein, amend the expense caps for certain Funds included therein and reflect the re-classification of an existing share class for certain Funds included therein.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Trust and AQR agree as follows:

1. AMENDMENT OF APPENDIX A. Appendix A of the Second Amended and Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2. Except as modified hereby, the Second Amended and Restated Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS		AQR CAPITAL MANAGEMENT, LLC

By:	/s/ Nicole DonVito Name: Nicole DonVito Title: Chief Legal Officer and Vice President	By: Name: Title:	/s/ Bethany Oleynik Bethany Oleynik Senior Counsel & Head of Private Funds and Managed Accounts

APPENDIX A

(Amended as of April 1, 2015)

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:
AQR Global Equity Fund	N	1.20%	January 29, 2014 – January 28, 2015
		1.15%	January 29, 2015 – January 28, 2017
	I	0.90%	January 29, 2014 – January 28, 2017
	R6	0.70%	January 8, 2014 – January 28, 2017
AQR International Equity Fund	N	1.25%	January 29, 2014 – January 28, 2015
		1.20%	January 29, 2015 – January 28, 2017
	I	0.95%	January 29, 2014 – January 28, 2017
	R6	0.75%	January 8, 2014 – January 28, 2017
AQR Diversified Arbitrage Fund	N	1.50%	March 31, 2011 – April 30, 2015
		1.45%	May 1, 2015 – April 30, 2016
	I	1.20%	March 31, 2011 – April 30, 2016
	R6	1.10%	September 2, 2014 – April 30, 2016
AQR Large Cap Momentum Style Fund	I	0.49%	March 31, 2011 – March 31, 2015
		0.40%	April 1, 2015 – January 28, 2017
	N	0.74%	December 17, 2012 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017
	R6	0.39%	July 10, 2014 – March 31, 2015
		0.30%	April 1, 2015 – January 28, 2017
AQR Small Cap Momentum Style Fund	I	0.65%	March 31, 2011 – March 31, 2015
		0.60%	April 1, 2015 – January 28, 2017
	N	0.90%	December 17, 2012 – March 31, 2015
		0.85%	April 1, 2015 – January 28, 2017
	R6	0.55%	July 10, 2014 – March 31, 2015
		0.50%	April 1, 2015 – January 28, 2017

AQR International Momentum Style Fund	I	0.65%	March 31, 2011 – March 31, 2015
		0.55%	April 1, 2015 – January 28, 2017
	N	0.90%	December 17, 2012 – March 31, 2015
		0.80%	April 1, 2015 – January 28, 2017
	R6	0.55%	July 10, 2014 – March 31, 2015
		0.45%	April 1, 2015 – January 28, 2017
AQR Emerging Momentum Style Fund	I	0.80%	May13, 2014 – March 31, 2015
		0.70%	April 1, 2015 – January 28, 2017
	N	1.05%	May 13, 2014 – March 31, 2015
		0.95%	April 1, 2015 – January 28, 2017
	R6	0.70%	July 10, 2014 – March 31, 2015
		0.60%	April 1, 2015 – January 28, 2017
AQR Managed Futures Strategy Fund	N	1.50%	March 31, 2011 – April 30, 2016
	I	1.25%	March 31, 2011 – April 30, 2016
	R6	1.15%	September 2, 2014 – April 30, 2016
AQR Risk Parity Fund	N	1.20%	June 10, 2010 – April 30, 2016
	I	0.95%	June 10, 2010 – April 30, 2016
	R6	0.85%	September 2, 2014 – April 30, 2016
AQR Multi-Strategy Alternative Fund	N	2.23%	July 18, 2011 – April 30, 2016
	I	1.98%	July 18, 2011 – April 30, 2016
	R6	1.88%	September 2, 2014 – April 30, 2016
AQR TM Large Cap Momentum Style Fund	I	0.49%	January 29, 2015 – March 31, 2015
		0.40%	April 1, 2015 – January 28, 2017
	N	0.74%	January 29, 2015 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017
	R6	0.39%	January 29, 2015 – March 31, 2015
		0.30%	April 1, 2015 – January 28, 2017
AQR TM Small Cap Momentum Style Fund	I	0.65%	January 29, 2015 – March 31, 2015
		0.60%	April 1, 2015 – January 28, 2017
	N	0.90%	January 29, 2015 – March 31, 2015
		0.85%	April 1, 2015 – January 28, 2017
	R6	0.55%	January 29, 2015 – March 31, 2015
		0.50%	April 1, 2015 – January 28, 2017

AQR TM International Momentum Style Fund	I	0.65%	January 29, 2015 – March 31, 2015
		0.55%	April 1, 2015 – January 28, 2017
	N	0.90%	January 29, 2015 – March 31, 2015
		0.80%	April 1, 2015 – January 28, 2017
	R6	0.55%	January 29, 2015 – March 31, 2015
		0.45%	April 1, 2015 – January 28, 2017
AQR Large Cap Defensive Style Fund	N	0.74%	May 1, 2013 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017
	I	0.49%	May 1, 2013 – March 31, 2015
		0.40%	April 1, 2015 – January 28, 2017
	R6	0.39%	September 2, 2014 – March 31, 2015
		0.30%	April 1, 2015 – January 28, 2017
AQR International Defensive Style Fund	N	0.90%	May 1, 2013 – March 31, 2015
		0.80%	April 1, 2015 – January 28, 2017
	I	0.65%	May 1, 2013 – March 31, 2015
		0.55%	April 1, 2015 – January 28, 2017
	R6	0.55%	September 2, 2014 – March 31, 2015
		0.45%	April 1, 2015 – January 28, 2017
AQR Emerging Defensive Style Fund	N	1.05%	April 1, 2014 – March 31, 2015
		0.95%	April 1, 2015 – January 28, 2017
	I	0.80%	April 1, 2014 – March 31, 2015
		0.70%	April 1, 2015 – January 28, 2017
	R6	0.70%	September 2, 2014 – March 31, 2015
		0.60%	April 1, 2015 – January 28, 2017
AQR Risk-Balanced Commodities Strategy Fund	N	1.25%	May 1, 2014 – April 30, 2016
	I	1.00%	May 1, 2014 – April 30, 2016
	R6	0.90%	September 2, 2014 – April 30, 2016
AQR Risk Parity II MV Fund	N	1.20%	November 5, 2012 – April 30, 2016
	I	0.95%	November 5, 2012 – April 30, 2016
	R6	0.85%	September 2, 2014 – April 30, 2016

AQR Risk Parity II HV Fund	N	1.40%	November 5, 2012 – April 30, 2016
	I	1.15%	November 5, 2012 – April 30, 2016
	R6	1.05%	September 2, 2014 – April 30, 2016
AQR Large Cap Multi-Style Fund	N	0.79%	March 26, 2013 – March 31, 2015
		0.70%	April 1, 2015 – January 28, 2017
	I	0.54%	March 26, 2013 – March 31, 2015
		0.45%	April 1, 2015 – January 28, 2017
	R6	0.44%	July 10, 2014 – March 31, 2015
		0.35%	April 1, 2015 – January 28, 2017
AQR Small Cap Multi-Style Fund	N	1.00%	March 26, 2013 – March 31, 2015
		0.90%	April 1, 2015 – January 28, 2017
	I	0.75%	March 26, 2013 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017
	R6	0.65%	July 10, 2014 – March 31, 2015
		0.55%	April 1, 2015 – January 28, 2017
AQR International Multi-Style Fund	N	0.95%	March 26, 2013 – March 31, 2015
		0.85%	April 1, 2015 – January 28, 2017
	I	0.70%	March 26, 2013 – March 31, 2015
		0.60%	April 1, 2015 – January 28, 2017
	R6	0.60%	July 10, 2014 – March 31, 2015
		0.50%	April 1, 2015 – January 28, 2017
AQR Emerging Multi-Style Fund	N	1.10%	May 13, 2014 – March 31, 2015
		1.00%	April 1, 2015 – January 28, 2017
	I	0.85%	May 13, 2014 – March 31, 2015
		0.75%	April 1, 2015 – January 28, 2017
	R6	0.75%	July 10, 2014 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017
AQR Long-Short Equity Fund	N	1.55%	July 17, 2013 – April 30, 2016
	I	1.30%	July 17, 2013 – April 30, 2016
	R6	1.20%	September 2, 2014 – April 30, 2016
AQR Managed Futures Strategy HV Fund	N	1.90%	July 17, 2013 – April 30, 2016
	I	1.65%	July 17, 2013 – April 30, 2016
	R6	1.55%	September 2, 2014 – April 30, 2016

AQR Style Premia Alternative Fund	N	1.75%	October 30, 2013 – April 30, 2016
	I	1.50%	October 30, 2013 – April 30, 2016
	R6	1.40%	September 2, 2014 – April 30, 2016
AQR Global Macro Fund	N	1.70%	April 8, 2014 – April 30, 2016
	I	1.45%	April 8, 2014 – April 30, 2016
	R6	1.35%	September 2, 2014 – April 30, 2016
AQR Equity Market Neutral Fund	N	1.55%	October 7, 2014 – April 30, 2016
	I	1.30%	October 7, 2014 – April 30, 2016
	R6	1.20%	October 7, 2014 – April 30, 2016
AQR Style Premia Alternative LV Fund	N	1.10%	September 17, 2014 – April 30, 2016
	I	0.85%	September 17, 2014 – April 30, 2016
	R6	0.75%	September 17, 2014 – April 30, 2016
AQR TM Large Cap Multi-Style Fund	N	0.79%	February 11, 2015 – March 31, 2015
		0.70%	April 1, 2015 – January 28, 2017
	I	0.54%	February 11, 2015 – March 31, 2015
		0.45%	April 1, 2015 – January 28, 2017
	R6	0.44%	February 11, 2015 – March 31, 2015
		0.35%	April 1, 2015 – January 28, 2017
AQR TM Small Cap Multi-Style Fund	N	1.00%	February 11, 2015 – March 31, 2015
		0.90%	April 1, 2015 – January 28, 2017
	I	0.75%	February 11, 2015 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017
	R6	0.65%	February 11, 2015 – March 31, 2015
		0.55%	April 1, 2015 – January 28, 2017
AQR TM International Multi-Style Fund	N	0.95%	February 11, 2015 – March 31, 2015
		0.85%	April 1, 2015 – January 28, 2017
	I	0.70%	February 11, 2015 – March 31, 2015
		0.60%	April 1, 2015 – January 28, 2017
	R6	0.60%	February 11, 2015 – March 31, 2015
		0.50%	April 1, 2015 – January 28, 2017
AQR TM Emerging Multi-Style Fund	N	1.10%	February 11, 2015 – March 31, 2015
		1.00%	April 1, 2015 – January 28, 2017
	I	0.85%	February 11, 2015 – March 31, 2015
		0.75%	April 1, 2015 – January 28, 2017
	R6	0.75%	February 11, 2015 – March 31, 2015
		0.65%	April 1, 2015 – January 28, 2017

Dormant Funds
AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011
AQR Emerging Markets Fund	N	1.60%	March 31, 2010 – April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010
AQR Equity Plus Fund	N	1.60%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Small Cap Core Fund	N	1.40%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010
AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014